Exhibit 99.2

 September 2024  Dermavant Announces $1.2BN Deal with Organon

 2  Forward-Looking Statements     This presentation includes forward-looking statements that are subject to substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. All statements other than statements of historical facts contained in this presentation, including statements regarding the potential sale of our subsidiary, Dermavant (the “Transaction”), or the use of the proceeds from the Transaction, future results of operations and financial position, business strategy, research and development plans, the anticipated timing, costs, design, conduct and results of our ongoing and planned preclinical studies and clinical trials for our products and product candidates and any commercial potential of our product candidates, are forward-looking statements.  These forward-looking statements are based upon the current expectations and beliefs of our management as of the date of this presentation, and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Although we believe that our plans, intentions, expectations and strategies as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements or may not be achieved at all.  These forward-looking statements may be affected by a number of risks, uncertainties and assumptions, including, but not limited to, those risks set forth in the sections captioned “Risk Factors” and “Forward-Looking Statements” of our filings with the U.S. Securities and Exchange Commission, available at www.sec.gov and investor.roivant.com. We operate in a very competitive and rapidly changing environment in which new risks emerge from time to time. These forward-looking statements are based upon the current expectations and beliefs of our management as of the date of this presentation, and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Except as required by applicable law, we assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.   The closing of the Dermavant transaction described in this Presentation, currently expected in 4Q 2024, is subject to the satisfaction or waiver certain customary closing conditions, including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act. Final upfront, milestone and royalty payments under the agreement and plan of merger and referenced in this Presentation are subject to certain customary purchase price adjustments, including adjustments for repayment of certain obligations, and net sales calculations are subject to standard limitations and adjustments. A copy of the agreement and plan of merger related to the Dermavant transaction will be filed with the Securities and Exchange Commission (“SEC”) and will be publicly available.  Disclaimer     This presentation is intended for the investor community only; it is not intended to promote the product candidates referenced herein or otherwise influence healthcare prescribing decisions.  For investor audiences only

Dermavant Deal Generates Meaningful Additional Capital for Roivant with the Potential for Additional Shareholder Return While Maintaining a Large Share in Potential VTAMA Upside

Multi-hundred million $ near-term payments and cash savings, with significant shared backend upside for Roivant

- ~$500M in upfront, near-term milestones and cash savings[1]
- Removal of all debt (~$324M) from Roivant's consolidated balance sheet[2]
- 30% royalty on sales over $1BN (in addition to tiered single-digit royalties below $1BN)[3]

1. Near term defined as within the next 3 years. Net of repayment of credit facility which will occur at or before closing
2. Organon to assume Novaquest payments and RIPSA royalties. Credit facility will be repaid at or before closing. Value of debt based on June 30, 2024 balance sheet net carrying value
3. Royalties begin in 2027

roivant

3

For investor audiences only

4  $1.2BN in Potential Payments Across Upfront and Milestones, Plus Additional Upside from Assumed Debt, Cost Savings and Royalties  Deal will maximize VTAMA patient reach and value potential as AD launch approaches  Note: Under the Merger Agreement, Roivant will receive 100% of payments to equity holders up to the liquidation preference of its preferred shares (currently $187.5M) and will participate proportionally in any future payments based on its common stock ownership. As reported in its 10-Q filing for the quarter ended June 30, 2024, Roivant held 87% of issued and outstanding common and preferred shares and 82% of Dermavant's equity interests on a fully-diluted basis. Royalties begin in 2027.  1. Credit facility will be repaid at or before closing   2. Royalties begin in 2027  3. Value of debt based on June 30, 2024 balance sheet net carrying value  Upfront Payment  $175M on closing1  Regulatory Milestone  $75M upon US AD approval (expected by CYE 2024)  Sales Milestones  Up to $950M aggregate, all at ≤$1BN net sales  Sales Royalties  Tiered low-to-mid single-digit royalties on net sales below $1BN; 30% royalty on net sales over $1BN2  Debt  Organon to assume NovaQuest payments and RIPSA royalties with ~$286M carrying value3  Scope  Organon to acquire Dermavant, which owns rights to VTAMA cream globally (excluding China) and has out-licensed Japan rights; Roivant will not retain any Dermavant liabilities/obligations post-closing  For investor audiences only

 5  Our Next Chapter is Anchored by Our Robust Late-Stage Pipeline  Note: Pipeline reflects both ongoing clinical trials and expected upcoming trials  Represents potentially registrational trials  ►   For investor audiences only  Exciting late-stage pipeline with 6 ongoing registrational trials in multi-billion dollar markets and 4-5 additional potentially registrational programs with IMVT-1402 expected by March 31, 2025  Modality  Preclinical  Phase 1  Phase 2  Phase 3  Approved  BATOCLIMAB Myasthenia Gravis | Immunovant  Biologic  ►  BATOCLIMAB Thyroid Eye Disease | Immunovant  Biologic  ►  BATOCLIMAB Chronic Inflammatory Demyelinating Polyneuropathy  | Immunovant  Biologic  ►  IMVT-1402 Graves’ Disease | Immunovant  Biologic  ►  IMVT-1402 Numerous Additional Indications | Immunovant  Biologic  ►  BREPOCITINIB Dermatomyositis | Priovant  Small Molecule  ►  BREPOCITINIB Non-Infectious Uveitis | Priovant  Small Molecule  ►  BREPOCITINIB Other Indications | Priovant  Small Molecule  ►  NAMILUMAB Sarcoidosis | Kinevant  Biologic  ►  MOSLICIGUAT Pulmonary Hypertension associated with Interstitial Lung Disease | Pulmovant   Inhaled  ►  ONGOING BD Pipeline Expansion Opportunities | Roivant

 2024 Is a Year of Expansion for Roivant  6   Note: All timelines reference calendar years   Advance Clinical Development In a Range of Underappreciated Pipeline Opportunities   Initiate brepocitinib Phase 3 program in NIU and mosliciguat Phase 2 program in PH-ILD; namilumab Phase 2 readout to inform portfolio prioritization  Expand VTAMA Label with AD & Accelerate PsO Revenue Growth  sNDA filed with FDA PDUFA action expected 4Q 2024; accelerate PsO revenue growth through script expansion and GTN yield accretion  Expand Pipeline Through Mid-Late-Stage Business Development  Deliver Clinical Data for Leading Anti-FcRn Franchise and Announce Development Plans for 1402  Anticipate that deeper IgG suppression may lead to greater efficacy across multiple indications with data from batoclimab to inform IMVT-1402 trial design  Bolster pipeline through creative, win-win deals with partners, enabled by execution track record and strong balance sheet  Prioritize Capital Allocation Towards Best Value Creation Opportunities  Plan to be prudent and thoughtful deploying capital; will prioritize optimizing shareholder base for next era of Roivant growth  For investor audiences only  Deal Expected to Maximize Growth Potential

 7  Multi-Billion $ Value Creation Opportunities Over the Next 2 Years  Note: Figure is illustrative of potential near-term value creation opportunities and is not intended to be representative of specific dollar values or relative amounts associated with the events noted. All references are to calendar years and are approximate and subject to change. See Slide 2 for further information on these forward-looking statements  Ongoing Business Development and Pipeline Expansion  Batoclimab   MG Phase 3 Data  Batoclimab   CIDP Phase 2B Data  Namilumab   Sarcoidosis Phase 2 Data  LNP Litigation  Ongoing Updates (Trial in Sep ‘25)   Batoclimab   TED Phase 3 Data  Brepocitinib  DM Phase 3 Data  Mosliciguat   PH-ILD Phase 2 Data   2024 2025 2026   For investor audiences only

 Thank you.